UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): July 24, 2003 (July 23, 2003)

                      ALTERNATE MARKETING NETWORKS, INC.
              (Exact name of registrant as specified in its charter)


  Delaware                        0-26624             38-2841197
(State of other jurisdiction  (Commission File No.)  (IRS Employer
  of incorporation)                                   Identification Number)

               13155 Noel Road, 10th Floor, Dallas, TX 75240
           (Address of principal executive offices)  (Zip Code)

                              (972) 720-3500
            (Registrant's telephone number, including area code)


                               Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
























Item 5.  Other Events.

On July 23, 2003, the Company executed an amendment to its existing contract with Verizon Information Services, Inc. The amendment provides for an extension of the contract through December 31, 2006. The revenue attributed to this amendment provides most of the Company's logistic segment revenues.

In addition, in June 2003, USSPI, the advertising and marketing segment of the Company, began placing advertising orders for Daimler Chrysler through its media buying agency, PHD. The PHD business will significantly increase the revenue of this segment. However, the profit margin produced by this PHD business is less than the profit margins regularly experienced by the advertising and marketing segment.

These two revenue producers, coupled with the previously announced operating expense reductions, will help the Company improve its financial condition for the remainder of 2003.

Item 7.     Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.         Description

10.1		        Amendment Number One to Agreement Number DSI0112 between
                     GTE, Bell Atlantic, Verizon Information Services, Inc. and Alternate Postal Direct, Inc. (filed herewith) *ITEMS NOTED WITH AN ASTERISK INDICATE INFORMATION SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND ARE FILED SEPARATELY WITH THE COMMISSION.*






                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 24, 2003.

                                    ALTERNATE MARKETING NETWORKS, INC.


                                    By: /s/ Phillip D. Miller
                                    Name:   Phillip D. Miller
                                    Title:  President









































                                EXHIBIT INDEX

Exhibit No.         Description

10.1	              Amendment Number One to Agreement Number DSI0112 between
                     GTE, Bell Atlantic, Verizon Information Services, Inc. and Alternate Postal Direct, Inc. (filed herewith) *ITEMS NOTED WITH AN ASTERISK INDICATE INFORMATION SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND ARE FILED SEPARATELY WITH THE COMMISSION.*




Exhibit 10.1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY ALTERNATE
MARKETING NETWORKS, INC. FOR CERTAIN PORTIONS OF THIS
DOCUMENT.  CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.  *ITEMS NOTED
WITH AN ASTERISK INDICATE INFORMATION SUBJECT TO A
CONFIDENTIAL TREATMENT REQUEST AND ARE FILED SEPARATELY
WITH THE COMMISSION.*


                          AMENDMENT NUMBER ONE
                       TO AGREEMENT NUMBER DSI0112

This Amendment Number One effective as of January 1, 2003 amends the Agreement between GTE Directories Distribution Corporation ("GTE") and Bell Atlantic Yellow Pages Company ("BAYP"); Bell Atlantic Directory Services, Inc. ("BADSI"); Bell Atlantic Directory Services - Pennsylvania, Inc.; Bell
Atlantic Directory Services - Washington, D.C., Inc.; Bell Atlantic Directory Services - Maryland, Inc.; Bell Atlantic Directory Services - New Jersey, Inc.; Bell Atlantic Directory Services - Virginia, Inc.; Bell Atlantic Directory Services-West Virginia, Inc. (collectively "Bell Atlantic") (GTE and Bell Atlantic are referred to as Buyer) and Alternate Postal Direct, Inc.
("Seller") dated April 1, 2000.

Whereas on or about July 31, 2000 GTE and Bell Atlantic changed their names as follows:

GTE Directories Distribution Corporation to Verizon Directories Distribution
Corp.
Bell Atlantic Yellow Pages Company to Verizon Yellow Pages Company
Bell Atlantic Directory Services, Inc. to Verizon Directory Services, Inc. Bell Atlantic Directory Services - Pennsylvania, Inc. to Verizon Directory Services-Pennsylvania, Inc.
Bell Atlantic Directory Services - Washington, D.C., Inc. to Verizon Directory Services-Washington D.C., Inc.
Bell Atlantic Directory Services - Maryland, Inc. to Verizon Directory Services-Maryland, Inc.
Bell Atlantic Directory Services-New Jersey, Inc. to Verizon Directory Services - New Jersey, Inc.
Bell Atlantic Directory Services - Virginia, Inc. to Verizon Directory Services - Virginia, Inc.
Bell Atlantic Directory Services - West Virginia, Inc. to Verizon Directory Services - West Virginia, Inc.

Whereas on or about December 18, 2001 such entities merged under the name of Verizon Directory Services - New Jersey Inc., and

Whereas on or about December 18, 2001 Verizon Directory Services - New Jersey, Inc. changed its name to Verizon Directory Publishing Corp.

The parties hereby agree that all references to GTE and Bell Atlantic contained in the Agreement shall now be deemed to mean Buyer.

Now, therefore, the parties further agree to the following modifications to the Agreement:
1.    The preamble is amended to read in its entirety as follows:

      This Agreement is made by and between Verizon Directories Distribution Corp. and Verizon Directory Publishing Corp. each a Delaware corporation, with principal offices located at 2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261 (collectively "Buyer") and Alternate Postal Direct, Inc., with principal offices located at One Ionia Avenue, S.W. Suite 520, Grand Rapids, Michigan 49503 ("Seller").

2. Section "Contract Period" is amended in its entirety to read as follows:

      The term of this Agreement shall commence on April 2, 2000 and shall, except as otherwise provided herein, continue in effect thereafter through December 31, 2006 (the "Term"). The Term shall automatically extend to cover any Services in progress at its expiration.

3. Section "Choice of Law" is amended in its entirety to read as follows:

      The construction, interpretation and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to its laws governing choice of law.

4.    Section "Notices" is amended in its entirety to read as follows:

      All notices, requests, demands and other communications relating to this Agreement shall be in writing and deemed to be given when delivered personally or three (3) days after being mailed by certified mail, postage prepaid, return receipt requested, to the parties, their successors in interest or their assigns to the addresses set forth below (or at such other addresses as shall be given in writing by either party to the other).

      If to Buyer:

      Verizon Information Services, Inc.
      2200 West Airfield Drive
      DFW Airport, TX 75261
      Attn:	Manager, Contracts - Printing and Distribution

      with a copy to:

      Verizon Information Services, Inc.
      2200 West Airfield Drive
      DFW Airport, TX 75261
      Attn:	Group Vice President - General Counsel

      If to Seller

Alternate Postal Direct. Inc.
      12495 34th Street North
      Unit D
      St. Petersburg, FL 33716
      Attn: Chief Financial Officer

5.    Section "Orders" is amended in its entirety to read as follows:

      Orders applying against this Agreement may be sent to Seller by any of the following entities, or such of their present or future affiliates as are identified in writing by any one of the entities listed below, which entities shall be referred to individually or collectively as "Buyer".

      Verizon Directories Distribution Corp.
      Verizon Directory Publishing Corp.

      The terms and conditions of this Agreement shall apply to all Orders placed by Buyer for the Material described herein, and Buyer's failure to identify the contract number of this Agreement on any Order shall in no manner affect the applicability of these terms and conditions.

6. Paragraph 6 of Section M, Shipping, of Attachment I, Statement of Work, is amended in its entirety to read as follows:

Seller is responsible for release of trailers from the Delivery Station as quickly as possible to avoid detention charges. Seller will be granted the first * days of the arrival of the trailer at the Delivery Station and/or Local Trans-Load Facility (e.g. carrier's delivery terminal) as "Free Time". Free Time starts at the exact date and time of the trailer's arrival at the Delivery Station and/or Local Trans-Load Facility. In the case of rail, the first * days the rail car arrives at the Rail Station will be considered
Free Time. Buyer will bill the Seller for detention charges at the rate of * per trailer per day after the Free Time, and Seller shall pay Buyer in accordance with such bill. Detention charges will be accrued on a whole day basis and will not be pro-rated on a partial day. Detention charges end as follows: 1) If the Seller contacts the carrier before 12:00 PM in the time zone the Delivery Station is located, detention ends that day; 2) If the Seller contacts the carrier after 12:00 PM in the time zone the Delivery Station is located, detention ends the following day. Effective January 1, 2003 and thereafter during the term, in the event that in any calendar year Seller is liable for detention charges in * and such liability exceeds *, then Seller may propose new prices for deliveries in * only based on the increased detention.


7. Section O, Late Fees, of Attachment I, Statement of Work is amended in its entirety to read as follows:


      Seller will incur a late fee for every day after the Directory End Date found in the "DISTRIBUTION JOB INFORMATION LETTER" (Form # 100).

      Late fees will be assessed for each day as follows:

      One Day - * price reduction from the total delivery price Two Days - * price reduction from the total delivery price Three Days - an additional * price reduction from the total delivery price
      Four Days - an additional * price reduction from the total delivery price
      Five Days - an additional * price reduction from the total delivery price
      Six Days - an additional * price reduction from the total delivery price

      The late fees are cumulative.  For example, if a delivery ends
* late, the late fee will be * of the total delivery price. If the delivery ends * days late, the late fee will be * of the total delivery price. The cumulative cap is placed at * of the total price of the delivery.

8. Section III, Mail Delivery Services, of Attachment I, Statement of Work, is deleted in its entirety.

9. Subsection A, Receive Directories, of Section III, Mail Delivery Services of Attachment I, Statement of Work, is deleted in its entirety.

10. Subsection C, Processes, of Section III, Mail Delivery Services of Attachment I, Statement of Work, is deleted in its entirety.

11.   Subsection D, Communications, of Section III, Mail Delivery
      Services of Attachment I, Statement of Work, is deleted in its entirety.

12.   Subsection F, Post Delivery, of Section III, Mail Delivery
      Services of Attachment I, Statement of Work, is deleted in its entirety.

13. Subsection G, Packing Materials, of Section III, Mail Delivery Services of Attachment I, Statement of Work, is deleted in its entirety.

14.   Attachment II, Price Schedule for Bell Atlantic Titles and
      Attachment II, Price Schedule for GTE Titles are deleted and replaced in their entirety by Attachment II hereto.

15. Attachment III, Supplemental Price Schedule is deleted and replaced in its entirety by Attachment III hereto.

16. The parties further agree that in the event that Buyer reschedules the directory titles contained in Exhibit A to this Amendment Number One that Buyer may do so at its sole discretion and in such event the incremental costs (those costs in addition to the costs Buyer would have paid if the schedules had not been changed as described in the Attachment I at the Prices contained in Attachment II to the Agreement) shall not exceed the totals contained in Exhibit A to this Amendment. Buyer may re-schedule any or all of the directories listed in Exhibit A to this Amendment to the time frame described in Exhibit A hereto without such reschedule affecting any other price contained in Exhibit A.

      The terms and conditions of this Amendment Number One shall prevail over any conflicting terms and conditions set forth in the Agreement or the Addendum. Except as otherwise modified by this Amendment, Buyer and Seller hereby ratify and confirm the terms and conditions of this Agreement and Addendum as previously amended.

      IN WITNESS WHEREOF, each of the parties has caused this Amendment to be duly executed for an on its behalf as of the day and year first written above.

      Buyer                               Seller

      By: /s/Katherine J. Harless         By: /s/Sandra J. Smith

      Printed Name: Katherine J. Harless  Printed Name: Sandra J. Smith

      Title: President                    Title: Sec/Treas.


EXHIBIT A

RESCHEDULE OPTION

Pursuant to Section 16 of Amendment Number 1 to the Agreement:


Directory   Directory            Reschedule     Not-to-Exceed
Code        Title                Time Frame     Price

		*				*		*


If Buyer so chooses the costs above may be split evenly between the classified page counterpart of the directory titles above, otherwise the total costs shall be applied to the residential directory (white pages). The portion of the price attributable to the directory titles above shall be subject to the * increase effective as of * in accordance with Section "Price" of the Agreement. In the event that any of the directory titles listed above is rescheduled other than described herein the prices above shall be null and void for that directory and the parties shall attempt to negotiate alternative pricing.

	The not-to-exceed price contained herein is based on, (i) Buyer scheduling the * White Pages delivery to coincide with the delivery of the * neighborhood directories (which includes but is not limited to, * directory titles) and, (ii) the total quantity of * White and * Yellow directory titles, including Spanish Yellow, to be delivered does not significantly vary from * books.





                               ATTACHMENT II
                                  PRICING

                2003 Unit Rates       2004 Unit Rates      2005 Unit Rates      2006 Unit Rates     .


                    hand delivery              hand delivery              hand delivery             hand delivery            .
Spine  name  state  rate per book  bulk  coin  rate per book  bulk  coin  rate per book  bulk  coin rate per book  bulk  coin.

  *   *    *              *    *    *           *    *    *          *    *    *           *    *   *







                                             Contract No. DSI0112
                                             Attachment III
                                       Page 1 of 1
                                       Effective January 1, 2003

                  Supplemental Price Schedule

Address Corrections per 1,000 records              *
(Includes field corrections)

Produce Routed Records

1 to 4,999,999                                     *
5 million to 11,999,999                            *
12 million and up                                  *

Price                   Per Insert		Per Pouch/Envelope/CD

First Piece             *			*
Second Piece            *			*
Third Piece             *			*
Fourth Piece            *			*
Fifth Piece             *			*
Sixth Piece             *			*

Shrink Wrap for Mailing - Not Applicable

Percent of Mark-up on Work Orders -                 *